EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated effective as of December 31, 2006, by and among EXCO PARTNERS OPERATING PARTNERSHIP, LP (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Senior Revolving Credit Agreement dated as of October 2, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to adjust the Leverage Ratio and the Interest Coverage Ratio.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1 effective as of December 31, 2006.

1.1                               Leverage Ratio.  Section 7.11(b) of the Credit  Agreement shall be and it hereby is amended by deleting such section in its entirety and substituting the following therefor:

(b)                               Leverage Ratio.

(i)                                  The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending December 31, 2006, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter, to (B) Consolidated EBITDAX for such fiscal quarter multiplied by four (4) to be greater than 6.00 to 1.00.

(ii)                              The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending after December 31, 2006 and on or before June 30, 2007, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter, to (B) Consolidated EBITDAX for the period from October 1, 2006 to the end of such fiscal quarter multiplied by a fraction, the numerator of which is four (4) and the denominator of which is the number of fiscal quarters ended since October 1, 2006, including the then ending fiscal quarter, to be greater than 5.50 to 1.00.

(iii)                          The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending September 30, 2007, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 5.50 to 1.00.

(iv)                            The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending December 31, 2007, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 5.25 to 1.00.

(v)                                The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending on or after March 31, 2008, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter to (B) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to be greater than 4.00 to 1.00.

1.2                               Interest Coverage Ratio.  Section 7.11(c) of the Credit  Agreement shall be and it hereby is amended by deleting such section in its entirety and substituting the following therefor:

(c)                                Interest Coverage Ratio.

(i)                                  The Borrower will not permit the ratio, determined as of December 31, 2006, of (A) Consolidated EBITDAX for such fiscal quarter multiplied by four (4) to (B) Consolidated Interest Expense for such fiscal quarter multiplied by four (4) to be less than 1.50 to 1.00.

(ii)                              The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending after December 31, 2006 and  on or before June 30, 2007, of (A) Consolidated EBITDAX for the period from October 1, 2006 to the end of such fiscal quarter multiplied by a fraction, the numerator of which is four (4) and the denominator of which is the number of fiscal quarters ended since October 1, 2006, including the then ending fiscal quarter, to (B) Consolidated Interest Expense for the period from October 1, 2006 to the end of such fiscal quarter multiplied by a fraction, the numerator of which is four (4) and the denominator of which is the number of fiscal quarters ended since October 1, 2006, including the then ending fiscal quarter, to be less than 1.75 to 1.00.

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(iii)                          The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending September 30, 2007, of (A) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to (B) Consolidated Interest Expense for such four fiscal quarter period to be less than 1.75 to 1.00.

(iv)                            The Borrower will not permit the ratio, determined as of the end of the fiscal quarter ending December 31, 2007, of (A) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to (B) Consolidated Interest Expense for such four fiscal quarter period to be less than 2.00 to 1.00.

(v)                                The Borrower will not permit the ratio, determined as of the end of any fiscal quarter ending on or after March 31, 2008, of (A) Consolidated EBITDAX for the trailing four fiscal quarter period ending on such date, to (B) Consolidated Interest Expense for such four fiscal quarter period to be less than 2.50 to 1.00.

SECTION 2.  Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective as of December 31, 2006 upon the satisfaction of each of the conditions set forth in this Section 2.

2.1                               Execution and Delivery.  Each Credit Party, each Lender and the Administrative Agent shall have executed and delivered this Amendment.

2.2                               No Default.  No Default shall have occurred and be continuing.

2.3                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.  Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments, consents, terminations and releases herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

3.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

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3.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.  Miscellaneous.

4.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:		EXCO Partners OLP GP, LLC
its sole general partner

By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

GUARANTORS:

TXOK ENERGY RESOURCES HOLDINGS, L.L.C.
TXOK TEXAS ENERGY HOLDINGS, LLC
GARRISON GATHERING, LLC
VAUGHAN DE, LLC
VAUGHAN HOLDING COMPANY, LLC

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer
for each of the Credit Parties listed above

WINCHESTER ENERGY COMPANY , LP (as successor to Winchester Acquisition, LLC)

By:		TXOK Texas Energy Holdings, LLC, as general partner

By:	/s/ J. DOUGLAS RAMSEY
Name:J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

TXOK TEXAS ENERGY RESOURCES, L.P.

By:	TXOK Texas Energy Holdings, LLC,
as general partner

By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

ROJO PIPELINE, LP

By:	TXOK Texas Energy Holdings, LLC,
Its sole general partner

By:	/s/ J. DOUGLAS RAMSEY
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

TALCO MIDSTREAM ASSETS, LTD.

By:	VAUGHAN HOLDING COMPANY, LLC.
its General Partner

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

TGG PIPELINE, LTD.

By:	VAUGHAN HOLDING COMPANY, LLC,
Its General Partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial
Officer

WINCHESTER PRODUCTION COMPANY,
LTD., a Texas limited partnership

By:	VAUGHAN HOLDING COMPANY, LLC.
its General Partner

	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial
Officer

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent,

By:	/s/ WM. MARK CRANMER
Name:	Wm. Mark Cranmer
Title:	Senior Vice President

CITIBANK, N.A.,
as a Lender and as a Syndication Agent

By:		/s/ ANGELA MCCRACKEN
Name:	Angela McCracken
Title:	Vice President

BNP PARIBAS,
as a Lender and as a Syndication Agent

By:	/s/ POLLY SCHOTT
Name:	Polly Schott
Title:	Vice President

By:	/s/ ROBERT LONG
Name:	Robert Long
Title:	Vice President

FORTIS CAPITAL CORP.,
as a Lender and as a Documentation Agent

By:	/s/ MICHELE JONES
Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.,
as a Lender and as a Documentation Agent

By:	/s/ JARROD BOURGEOIS
Name:	Jarrod Bourgeois
Title:	Vice President

By:	/s/ WHITNEY RANDOLPH
Name:	Whitney Randolph
Title:	Investment Banking Officer

COMERICA BANK,
as a Lender and as a Managing Agent

By:	/s/ PETER L. SEFZIK
Name:	Peter L. Sefzik
Title:	Vice President

KEY BANK NATIONAL ASSOCIATION,
as a Lender and as a Managing Agent

By:	/s/ THOMAS RAJAN
Name: Thomas Rajan
Title: Senior Vice President

CREDIT SUISSE, Cayman Islands Branch,
as a Lender

By:	/s/ RIANKA MOHAN
Name: Rianka Mohan
Title: Vice President

By:	/s/ LAURENCE LAPEYRE
Name: Laurence Lapeyre
Title: Associate

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JAY BUCKMAN
Name: Jay Buckman
Title: Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ PEDRO RAMIREZ
Name: Pedro Ramirez
Title: Authorized Signatory